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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report:    July 31, 2000
Date of earliest event reported:  July 25, 2000


                               AXA FINANCIAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                     1-11166                       13-3623351
--------------------------------------------------------------------------------------------
(State or other                         (Commission File                  (IRS Employer
jurisdiction of                              Number)                   Identification No.)
incorporation)



        1290 Avenue of the Americas
               New York, New York                                     10104
              --------------------                                    -----
    (Address of principal executive offices)                       (Zip Code)


                                 (212) 554-1234
      ---------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
    ------------------------------------------------------------------------
             (Former name or address, if changed since last report)


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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
      AND EXHIBITS

  (c) Exhibits

  1.1(c) Pricing Agreement, dated July 25, 2000 (the "Pricing Agreement"), among AXA Financial, Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Banc of America Securities LLC, Chase Securities Inc., Credit Suisse First Boston Corporation, UBS Warburg LLC, Banc One Capital Markets, Inc., Fleet Boston Robertson Stephens Inc., and Salomon Smith Barney Inc., as representatives of the several underwriters named therein.


  4.18(d) Fifth Supplemental Indenture, dated July 28, 2000, from AXA Financial, Inc. to The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee.


  4.18(e)   Form of global Senior Note (contained in Exhibit 4.18(d) above).


  12.1(a)   Ratio of Earnings to Fixed Charges.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under signed hereunto duly authorized.


                                    AXA FINANCIAL, INC.
                                    (Registrant)


                                    By /s/ Kevin R. Byrne
                                      --------------------------------
                                      Name: Kevin R. Byrne
                                      Title: Senior Vice President and Treasurer


DATE:  July 31, 2000

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